UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2021

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street,	Suite 3000,	Cleveland,	Ohio	44114
(Address of principal executive offices)				(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On December 29, 2021, TransDigm Inc. (“TransDigm”), a wholly-owned subsidiary of TransDigm Group Incorporated (“TD Group”), TD Group and certain subsidiaries of TransDigm entered into Amendment No. 9 and Incremental Revolving Credit Assumption Agreement (the “Amendment”), pursuant to which TransDigm incurred additional dollar revolving credit commitments in an aggregate principal amount equal to $50 million (the “Additional Dollar Revolving Credit Commitments”). The terms and conditions that apply to the Additional Dollar Revolving Credit Commitments are the same as the terms and conditions that apply to the existing dollar revolving commitments and loans under the Credit Agreement (as defined below).
The Amendment amends that certain Second Amended and Restated Credit Agreement, dated June 4, 2014 (as amended by Amendment No. 1 to the Second Amended and Restated Credit Agreement, dated June 9, 2016, Amendment No. 2 to the Second Amended and Restated Credit Agreement, dated March 6, 2017, Amendment No. 3 and Incremental Term Loan Assumption Agreement to the Second Amended and Restated Credit Agreement, dated August 22, 2017, Amendment No. 4 and Refinancing Facility Agreement, dated November 30, 2017, the Refinancing Facility Agreement, dated February 22, 2018, Amendment No. 5, Incremental Assumption Agreement and Refinancing Facility Agreement, dated as of May 30, 2018, Amendment No. 6 and Incremental Revolving Credit Assumption Agreement, dated as of March 14, 2019, Amendment No. 7 and Refinancing Facility Agreement, dated as of February 6, 2020, Amendment No. 8 and Loan Modification Agreement, dated as of May 24, 2021, and as further amended by the Amendment, the “Credit Agreement”), with Credit Suisse AG, as administrative agent and collateral agent (the “Agent”), and the other agents and lenders named therein.
The lenders and agents or their affiliates under the Amendment have in the past provided, and may in the future provide, advisory and other services to, or engage in transactions with, TransDigm and TD Group and receive customary compensation therefor.
The above summary of the Amendment is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit No.	Description
10.1
Amendment No. 9 and Incremental Revolving Credit Assumption Agreement, dated as of December 29, 2021, to the Second Amended and Restated Credit Agreement, dated as of June 4, 2014, among TransDigm Inc., TransDigm Group Incorporated, each subsidiary of TransDigm Inc. party thereto, the lenders party thereto, and Credit Suisse AG, as administrative agent and collateral agent for the lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:		/s/ Michael Lisman
	Name:	Michael Lisman
	Title:	Chief Financial Officer (Principal Financial Officer)

Dated: December 30, 2021